UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 13, 2006

CAPITAL CORP OF THE WEST
(Exact Name of Registrant as Specified in Charter)

California	0-27384	77-0147763
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

550 West Main Street, Merced, California 95340
(Address of Principal Executive Offices) (Zip Code)

(209) 725-2200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Disclosure of Results of Operations and Financial Condition

On July 13, 2006, Capital Corp of the West (Nasdaq: CCOW) issued a press release to announce their earnings report for the second quarter 2006. A copy of the press release appears as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.
Not Applicable

(b) Pro Forma Financial Information.
Not Applicable

(c) Exhibits
99.1 Copy of press release, dated July 13, 2006, issued by Capital Corp of the West.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Capital Corp of the West
(Registrant)

Dated: July 13, 2006	By/s/ David A. Curtis
David A. Curtis
Vice President and Controller